WRL Freedom ConquerorSM	WRL Freedom Wealth Creator®

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

WRL SERIES ANNUITY ACCOUNT

Supplement dated December 16, 2022

to the

Updating Summary Prospectuses dated May 1, 2022

The Appendix - Portfolio Companies Available Under the Policy is hereby revised to reflect the following Underlying Fund Portfolio information.

Investment Objective	Underlying Fund Portfolios and Adviser/Sub-adviser	Current Expenses	Average Annual Total Return (as of 12/31/21
			1 year	5 years	10 years
Investment Objective: Seeks to maximize long-term growth.	Transamerica Morgan Stanley Capital Growth VP - Initial Class Advised by: Morgan Stanley Investment Management Inc.	0.72%	-0.53%	32.65%	23.34%
Investment Objective: Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stock, bonds and money market instruments.	Transamerica Multi-Managed Balanced VP - Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc. and Aegon USA Investment Management, LLC	0.61%	17.04%	12.68%	11.20%

This Supplement updates certain information in the above referenced Updating Summary Prospectuses (“Summary Prospectuses”). Except as indicated in this Supplement, all other information included in the Summary Prospectuses remains unchanged. We will send you another copy of the applicable Summary Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Summary Prospectuses.

This Supplement must be accompanied or preceded by the applicable Updating Summary Prospectuses.

Please read this Supplement carefully and retain it for future reference.